UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 28, 2014

HIGHPOWER INTERNATIONAL, INC.

_____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34098	20-4062622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, China
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(86) 755-89686238

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

The Company has made available on the investor relations page of its website, www.ir.highpowertech.com, a copy of certain slides that the Company may use from time to time in connection with investor and analyst presentations. The slides include estimated financial results for the completed annual reporting period. In the slides, the Company uses EBITDA, a non-U.S. GAAP financial measure. The Company’s management believes the presentation of the non-U.S. GAAP financial measure presented provides useful information to investors regarding the Company's results of operations as it allows investors to evaluate ongoing business performance. The Company’s management also uses the non-U.S. GAAP financial measure internally to monitor performance of the business. The Company cautions investors to consider this non-U.S. GAAP financial measure in addition to, and not as a substitute for, financial measures prepared in accordance with U.S. GAAP.

A copy of the presentation slides is attached as Exhibit 99.1 and is incorporated by reference in its entirety.

All information in the presentation materials speak as of the date thereof, and the Company does not assume any obligation to update said information in the future.

Item 7.01	Regulation FD Disclosure.

The Company has made available on the investor relations page of its website, www.ir.highpowertech.com, a copy of certain slides that the Company may use from time to time in connection with investor and analyst presentations. A copy of the presentation slides is attached as Exhibit 99.1 and is incorporated by reference in its entirety. The information contained in the slides is summary information that is intended to be considered in the context of the Company's SEC filings and other public announcements. The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

The information in Item 2.02, Item 7.01, and Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Presentation Materials February 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highpower International, Inc.

Dated: February 28, 2014	/s/	Henry Sun
By: Henry Sun
Its: Chief Financial Officer